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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                Date of Report (Date of earliest event reported)
                                  MAY 11, 2001



                          KENT ELECTRONICS CORPORATION
              Exact Name of Registrant as Specified in its Charter



              TEXAS                                                                          74-1763541
    State of Incorporation or                         0-14643                              I.R.S. Employer
          Organization                        Commission File Number                     Identification No.




                1111 GILLINGHAM LANE
                  SUGAR LAND, TEXAS                                                   77478
       Address of Principal Executive Offices                                      (Zip Code)


                                 (281) 243-4000
                         Registrant's telephone number,
                               including area code



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

         On May 11, 2001, Kent Electronics Corporation ("Kent") reported the following financial results for the fourth quarter and fiscal year ended March 31, 2001.

         FOURTH QUARTER RESULTS

         Net sales for the fourth quarter grew to $248.6 million, a 4% sequential increase over the prior quarter, and 13% above the $220.8 million reported in the comparable quarter in fiscal 2000.

         Gross profit for the quarter was $47.6 million, a 5% sequential decrease from the prior quarter and a slight increase over the $46.9 million reported in the fourth quarter last year. Gross margin declined to 19.1% from 20.9% in the prior quarter and 21.3% in the comparable year-ago period.

         Operating expenses were $34.7 million compared to $36.0 million in the third quarter this year and $35.4 million in the fourth quarter last year. As a percentage of sales, operating expenses improved to 13.9% compared to 15.0% in the prior quarter and 16.0% in the same quarter of fiscal 2000.

         Operating profit grew to $12.9 million, an 8% decrease from the $14.0 million reported in the third quarter this year, and 12% above the $11.5 million reported in the fourth quarter last year.

         Earnings from continuing operations for the fourth quarter decreased 7% to $9.1 million compared to the $9.7 million reported in the third quarter. Earnings per diluted share, from continuing operations, were $0.31, decreasing 6% from the $0.33 reported in the third quarter of this year. Earnings from continuing operations in the fourth quarter of fiscal 2000 were $6.0 million, or $0.20 per diluted share.

         FULL YEAR RESULTS

         Net sales for the fiscal year ended March 31, 2001 grew 27% to $942.4 million from $742.8 million in fiscal 2000. Gross profit was $191.8 million compared to $156.3 million last year. Gross margin declined to 20.3% compared to 21.0% in fiscal 2000. Operating expenses increased to $141.1 million compared to $122.3 million last year. As a percentage of sales, however, operating expenses declined to 15.0% compared to 16.5% in fiscal 2000.

         Operating profit for the year reached $50.7 million compared to $34.0 million in fiscal 2000. Earnings from continuing operations were $31.5 million, or $1.07 per diluted share. Earnings from continuing operations for fiscal 2000 were $17.4 million, or $0.60 per diluted share.

         Kent Electronics is among the largest publicly traded specialty electronics distributors and network integrators. On March 21, 2001, Kent entered into a stock-for-stock merger agreement with Avnet, Inc. pursuant to which Kent would be merged into Avnet. The merger has been approved by the boards of directors of both companies and is subject to the approval of the shareholders of both companies. The transaction is expected to be accounted for as a pooling-of-interests and to be completed within the next 30 days.

                  KENT ELECTRONICS CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF EARNINGS*
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                            Fourth Quarter                         Fiscal Year
                                                   --------------------------------     --------------------------------
                                                   March 31, 2001     April 1, 2000     March 31, 2001     April 1, 2000
                                                    (Unaudited)        (Unaudited)
                                                   --------------     -------------     --------------     -------------
Net sales                                            $ 248,596          $ 220,836          $ 942,364          $ 742,837
Cost of sales                                          201,028            173,895            750,613            586,538
                                                     ---------          ---------          ---------          ---------
Gross profit                                            47,568             46,941            191,751            156,299
Selling, general and
  administrative expenses                               34,673             35,400            141,100            122,293
                                                     ---------          ---------          ---------          ---------
Operating profit                                        12,895             11,541             50,651             34,006
Other income (expense)
  Interest expense                                      (2,633)            (2,743)           (10,693)           (10,470)
  Other - net                                            4,488              1,193             12,120              5,579
                                                     ---------          ---------          ---------          ---------
Earnings from continuing operations
  before income taxes                                   14,750              9,991             52,078             29,115
Income taxes                                             5,694              4,012             20,624             11,692
                                                     ---------          ---------          ---------          ---------
Earnings from continuing operations                      9,056              5,979             31,454             17,423
Discontinued operations
  Earnings from discontinued
    operations, net of income taxes**                     --                1,451              5,317                828
  Gain on disposal of discontinued opera-
    tions, net of income taxes of $12,000                 --                 --               18,000               --
                                                     ---------          ---------          ---------          ---------
Net earnings                                         $   9,056          $   7,430          $  54,771          $  18,251
                                                     =========          =========          =========          =========
Basic earnings per common share:
  Earnings from continuing operations                $    0.31          $    0.21          $    1.10          $    0.62
                                                     =========          =========          =========          =========
  Net earnings                                       $    0.31          $    0.26          $    1.92          $    0.65
                                                     =========          =========          =========          =========
Diluted earnings per common share:
  Earnings from continuing operations                $    0.31          $    0.20          $    1.07          $    0.60
                                                     =========          =========          =========          =========
  Net earnings                                       $    0.31          $    0.25          $    1.86          $    0.63
                                                     =========          =========          =========          =========
Weighted average shares:
  Basic                                                 28,632             28,225             28,527             28,062
                                                     =========          =========          =========          =========
  Diluted                                               29,171             29,513             29,389             28,888
                                                     =========          =========          =========          =========

* On October 10, 2000, the Company sold K*TEC Electronics Corporation, its contract manufacturing operation. The operations of K*TEC are reflected as discontinued operations. Amounts prior to the second quarter of fiscal 2001 include the operating results of the Company's wire and cable redistribution assets, which were sold on May 23, 2000. The sale of the redistribution assets, in accordance with U.S. generally accepted accounting principles, was not accounted for as a discontinued operation.

** Earnings from discontinued operations is presented net of income taxes of $3,544 for the fiscal year ending March 31, 2001, and $787 and $100 for the quarter and fiscal year ending April 1, 2000, respectively.

                  KENT ELECTRONICS CORPORATION AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS*
                                 (IN THOUSANDS)

                                                       March 31,          April 1,
                                                         2001               2000
                                                       ---------          ---------
ASSETS

CURRENT ASSETS
    Cash and cash equivalents (including
       temporary investments of $248,942 in
       2001 and $105,164 in 2000)                      $ 252,022          $ 101,052

    Accounts receivable, net                             219,951            149,161

    Notes receivable                                      12,810               --

    Inventories
       Materials and purchased products                  117,195            124,939
       Work in process                                     6,947              1,002
                                                       ---------          ---------
                                                         124,142            125,941

    Net assets of discontinued operations                   --              143,795
    Other                                                  8,485             12,594
                                                       ---------          ---------
           Total current assets                          617,410            532,543

PROPERTY AND EQUIPMENT
    Land                                                   4,990              4,990
    Buildings                                             21,832             19,627
    Equipment, furniture and fixtures                     61,707             58,808
    Leasehold improvements                                 1,168              1,541
                                                       ---------          ---------
                                                          89,697             84,966
    Less accumulated depreciation
       and amortization                                  (32,042)           (29,209)
                                                       ---------          ---------
                                                          57,655             55,757

OTHER ASSETS                                              13,170             10,429

COST IN EXCESS OF NET ASSETS ACQUIRED,
    Less accumulated amortization of $7,661
       in 2001 and $5,176 in 2000                         99,791            103,164
                                                       ---------          ---------
           Total assets                                $ 788,026          $ 701,893
                                                       =========          =========

                  KENT ELECTRONICS CORPORATION AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS* - CONTINUED
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                  March 31,        April 1,
                                                                    2001             2000
                                                                  ---------        ---------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                                             $  91,746        $  82,782
     Accrued compensation                                            27,717           23,877
     Other accrued liabilities                                       23,572           16,202
     Income taxes                                                    10,729              589
     Current maturities of long-term debt                             4,000            4,000
                                                                  ---------        ---------
         Total current liabilities                                  157,764          127,450

LONG-TERM DEBT, less current maturities                             208,000          212,000

DEFERRED INCOME TAXES                                                 8,153           11,824

LONG-TERM LIABILITIES                                                 7,501            5,887

STOCKHOLDERS' EQUITY
     Preferred stock, $1 par value per share;
         authorized 2,000,000 shares; none issued                      --               --
     Common stock, no par value; authorized
         60,000,000 shares; 28,682,204 shares issued
         and 28,637,204 shares outstanding in 2001
         and 28,375,032 shares issued and
         28,325,032 shares outstanding in 2000                       74,918           68,579
     Additional paid-in capital                                     118,519          117,797
     Retained earnings                                              214,104          159,333
                                                                  ---------        ---------
                                                                    407,541          345,709
     Less common stock in treasury - at cost, 45,000
         shares in 2001 and 50,000 shares in 2000                      (933)            (977)
                                                                  ---------        ---------
                                                                    406,608          344,732
                                                                  ---------        ---------
         Total liabilities and stockholders' equity               $ 788,026        $ 701,893
                                                                  =========        =========

* On October 10, 2000, the Company sold K*TEC Electronics Corporation, its contract manufacturing operation. The net assets of K*TEC are reflected as discontinued operations as of April 1, 2000.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a)    Not applicable.

           (b)    Not applicable.

           (c)    Exhibits. Not applicable.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   May 11, 2001

                                  KENT ELECTRONICS CORPORATION


                                  By: /s/ Stephen J. Chapko
                                      ------------------------------------------
                                      Stephen J. Chapko
                                      Executive Vice President, Chief Financial
                                      Officer, Secretary and Treasurer